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ISSC / OAO CORPORATION
Vendor Agreement

                                   AGREEMENT NUMBER

The Vendor ("you" or "your") and Integrated Systems Solutions Corporation ("ISSC") agree that the terms and conditions of this ISSC Vendor Agreement ("Agreement") and any applicable Statement(s) of Work and/or Purchase Order(s) will apply to the Services, Materials and/or Program Products that you provide ISSC.

1.  Definitions

a) "Acceptance" means, with respect to each Deliverable, written notification from ISSC to you that indicates that the Deliverable has been evaluated and satisfies the completion and acceptance criteria set forth in the Statement of Work. Acceptance may be partial or complete, as dictated in such notification.

b) "Customer" means ISSC's Customer identified in this Agreement or Statement of Work or if no customer is specified, then the Customer is ISSC.

c) "Deliverable(s)" means any Services, Materials, Inventions or Program Products procured or prepared by you under this Agreement or Statement of Work. The Deliverable(s) also include all works subject to ISSC ownership of license rights hereunder, if any (e.g., Materials and Inventions).

d) "Background Materials" means any materials included in the Deliverables necessary for effective utilization thereof, in which the copyright rights are owned by a third party or that you prepared or had prepared outside the Statement of Work encompassed by this Agreement.

e) "Derivative Work" means a work based on Preexisting Materials including a compilation. A Derivative Work prepared without authorization of the copyright owner of the Preexisting Materials would be a copyright infringement.

f) "Invention(s)" means any ideas, concepts, designs, techniques, discoveries or improvements, whether patentable or not, that are conceived of or reduced to practice by you or by one or more of your employees or agents in the performance of the Services for ISSC or its Customer under this Agreement and its Statement(s) of Work or Purchase Order.


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g)  "Materials" means work products such as programs, program listings, programming tools, all code (including machine readable media with code), devices, documentation, reports, drawings and other tangible materials which you deliver to ISSC as set forth in the Statement of Work. Materials do not include Background Materials and/or Program Products.

h) "Program Products" means commercially available software products and associated user documentation.

i) "Services" means those functions being delivered to ISSC or its Customer pursuant to this Agreement and its associated Statement of Work.

j) "Statement of Work" means the document which will describe the project, work to be performed (Services), Materials to be delivered, detailed technical and administrative requirements, payment schedule, and any Program Products to be provided as well as any additional terms or modifications to this Agreement.

k) "Purchase Order" means the document which will describe the project, work to be performed (Services), Materials to be delivered, payment terms, as well as standard terms and conditions.

2.  Statement of Work / Purchase Order

a) You will furnish Services, Materials, and Program Products to ISSC as set forth in a Statement of Work and/or a Purchase Order issued from time to time by ISSC and accepted by you. The following order of precedence shall control in the event of any conflict in terms and conditions:

         1)   the Statement of Work,
         2)   this Agreement, and
         3)   the Purchase Order

b) This Agreement and each Statement of Work shall be signed by an authorized representative of each party. Either party may request a change to this Agreement or a Statement of Work; provided, however, only an amendment to the Agreement or a written approval for a change to a Statement of Work (a "Change Authorization") signed by the authorized representative of each party will modify this Agreement or Statement of Work.

c) Each party shall appoint a coordinator for the work to be performed under a Statement of Work. Your coordinator shall have the authority to represent you. ISSC's coordinator shall represent ISSC and be responsible for determining the adequacy and acceptability of the Services. Materials, or any Program Products you provide.

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3.  Payments and Records

You will be paid for goods and/or services delivered under a Statement of Work or Purchase Order issued under this Agreement in accordance with the Statement of Work and/or Purchase Order.

Invoices are to be sent to ISSC National Accounts Payable Center, P.O. Box 8098, Endicott, NY 13761-8098. The Purchase Order number and/or the Service Agreement number and the terms of payment shall be stated on the invoice(s).

The date used for calculation of terms of Payment shall be the date ISSC receives an acceptable invoice.

You shall maintain account records, in accordance with generally accepted accounting practices, to substantiate all invoices. Such records shall be made available to ISSC during normal business hours and shall include payroll records, expense accounts, attendance cards, and job summaries. You shall maintain such records for one year from the date of final payment.

4.  Ownership of Materials

a)  ISSC shall own exclusively all Materials which result from the Services you
    provide.   Such Materials shall be deemed "Works Made for Hire."  To the extent that any of the Materials may not, by operation of law, be owned by ISSC, you hereby assign to ISSC the ownership of copyright in such Materials. ISSC shall have the right to obtain and hold in its own name copyrights, registrations, and similar protection which may be available in such Materials. You agree to assist ISSC as may be required to perfect such rights.

b) You will identify in the applicable Statement(s) of Work all Background Materials and their Owners. You will not include any Background Materials in a Deliverable that have not been identified. You grant ISSC an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, transfer, distribute, sublicense, and prepare Derivative Works of, Background Materials and their Derivative Works. You grant ISSC the right to authorize others to do any of the above. Such license shall also apply to associated audio and visual works.

c) If a Statement of Work or Purchase Order issued under this Agreement requires you to deliver Program Products to ISSC or ISSC's Customer wherein such Program Products will be licensed to ISSC, the terms and conditions of the "ISSC Software License - Outsourcing Agreement" shall apply to such Program Products and shall be incorporated into and become part of this Agreement.


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    If a Statement of Work or Purchase Order issued under this Agreement requires you to deliver Program Products that will be licensed by an ISSC Customer, you shall allow ISSC the right to install, test and operate such Program Products for the Customer. The Customer will be the licensee of the Program Products. ISSC will not be a party to the license agreement for any such Program Products nor assume any obligation for violations of it.

d) No license or right is granted to you either expressly or by implication, estoppel or otherwise to publish, reproduce, prepare derivative works of, distribute copies of, publicly display or perform any of the Deliverables except Background Materials of yours, either during or after the term of this Agreement.

5.  Invention Rights

a) With respect to any Invention, you hereby assign to ISSC, its parent, International Business Machines Corporation (IBM) and IBM Subsidiaries and Affiliates, any Invention together with the right to seek protection by obtaining patent rights therein, and to claim all rights of priority thereunder, and the same shall become and remain ISSC's property whether or not such protection is sought. You shall, upon ISSC's request and at ISSC's expense, cause patent applications to be filed on any Invention, through solicitors designated by ISSC, and forthwith assign all such applications to ISSC, its successors and assigns. You shall give ISSC and its solicitors all reasonable assistance in connection with the preparation and prosecution of any such patent applications and shall cause to be executed all such assignments and other instruments and documents as ISSC may consider necessary or appropriate to carry out the intent of this Section.

b) To the extent that ISSC has the right to do so, ISSC hereby grants to you an irrevocable, nonexclusive, nontransferable and fully paid-up license throughout the world under any Invention assigned to ISSC pursuant to this Section, and under any patents throughout the world issuing thereon, including reissues, extensions, divisions, and continuations thereof provided, however, that such license is not applicable to any Inventions, patent applications, or patents related to appearance designs.

c) Nothing contained in this Agreement shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications arising out of any other Inventions of either party.

6.  Quality

You are expected to participate in achieving and demonstrating consistent and sustained quality in the Deliverables you produce or supply on behalf of ISSC. In conjunction with ISSC, you shall develop quality performance standards or goals and your progress towards attaining these performance standards or goals shall be identified through measurements described in applicable

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Statements of Work.  Your quality performance on completed projects for ISSC will be considered in planning future ISSC contracting activities.

7.  Warranties

a) You warrant that all Services will be performed in a workmanlike manner in accordance with industry standards and practices applicable to the performance of such Services.

b) You warrant that the Services, Materials, and Program Products that you provide shall perform as described in any documentation relating to a Statement of Work and shall be free from defects. For Program Products and Materials, this warranty shall extend for three months following acceptance by ISSC. In the event of a warranty breach, you agree to replace, repair, and/or modify the Services, Materials, and Program Products without charge and without delay. Additionally, you agree to test programming Materials for virus(es) and to remove any such virus(es) before use by ISSC or its Customer.

c) You certify the originality of the Materials prepared for or submitted to ISSC hereunder. You shall satisfactorily complete and submit to ISSC, when required, a certificate of originality and acceptance of such certificate by ISSC shall be a condition of final payment to you. You warrant that the rights that you grant to ISSC for the use or distribution of Materials, Background Materials and Program Products do not violate any intellectual property rights of yours or any third party.

d) You warrant that no portion of the Materials or Program Products is confidential to you or any third party.

8.  Confidential Information

a)  "Confidential Information" means that information:

    1) disclosed to you by ISSC or its Customer in connection with and during the term of this Agreement;

    2) which relates to ISSC's or its Customer's past, present and future research, development and business activities, including financial and client/Customer data; or

    3) which has been identified to you at the time of disclosure as Confidential Information of ISSC or its Customers.

    It shall also mean the Deliverables specified in the Statement of Work or Purchase Order of this Agreement, including drafts and associated materials. The term "Confidential Information" shall not mean any information which is previously known to you without

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    obligation of confidence, or, without breach of this Agreement. is publicly disclosed prior to or subsequent to your receipt of such information, or which is rightfully received by you from a third party without obligation of confidence.

b) You agree to hold all such Confidential Information in trust and confidence for ISSC and its Customer and not to use such Confidential Information other than for the benefit of ISSC and its Customer. Except as may be authorized by ISSC in writing, you agree not to disclose any such Confidential Information, by publication or otherwise, to any person other than those persons whose services you require who have a need to know such Confidential Information for purposes of carrying out the terms of this Agreement, who agree in writing to be bound by, and comply with, the provisions of this Section, and who ISSC or its Customer has approved in writing for receipt of such Confidential Information.

c) You may not copy any Confidential Information except as explicitly approved in writing by ISSC or its Customer.

d) You agree to secure all writings, documents and other media that embody Confidential Information in locked files at all times when not in use to prevent its loss or unauthorized disclosure, and to segregate Confidential Information at all times from the material of others.

e) Upon completion of the Services detailed in the Statement of Work or termination or expiration of this Agreement, you will return to ISSC all written or descriptive matter, including but not limited to drawings, blueprints, descriptions, or other papers, documents, tapes, or any other media which contain any such Confidential Information. In the event of a loss of any item containing such Confidential Information, you shall promptly notify ISSC in writing.

f) In providing Services under this Agreement, you understand that ISSC does not wish to receive from you and you agree not to provide to ISSC directly or through others any information which may be considered confidential and/or proprietary to you and/or to any third party, except as otherwise expressly set forth in this Agreement or the Statement of Work.

9.  Personnel

a) Personnel provided by you will not for any purpose be considered employees of ISSC. Your personnel shall make no commitments on behalf of ISSC for any purpose. You assume full responsibility for their actions while performing hereunder and shall be responsible for their supervision, daily direction and control. You will retain full responsibility for payment of salary (including withholding of income taxes and social security), workers compensation, disability benefits and the like. Nothing in this

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    Agreement grants you or any of your employee(s) any additional right under any ISSC employee benefit plan.

b) You shall inform ISSC when you plan to assign a former ISSC or IBM employee to perform work under this Agreement. ISSC reserves the right to disapprove the assignment.

c) You agree to adhere to the reasonable workplace rules of conduct of the Customer when performing work on the Customer's premises. If work is to be performed on ISSC's and/or Customer's premises, you agree to sign and abide by the terms and conditions of the ISSC Residency Agreement.

10. Term and Termination

a) IBM Global Services may, for reason other than cause, terminate a Statement of Work or Purchase Order issued under this Agreement under the following conditions:

    1) If IBM Global Services' contract with its customer has been terminated for cause, IBM Global Services may terminate any Statement of Work or Purchase Order by giving you written notice of such termination in accordance with the provisions of this Agreement. In the event such termination by IBM Global Services, IBM Global Services shall not incur any obligation to pay you a termination fee or penalty as a consequence of such termination. IBM Global Services shall be obligated to pay you, in addition to any other payments that may be required under this Agreement, compensation in accordance with the payment provisions of the terminated Statement of Work or Purchase Order for all goods and/or Services delivered prior to the date of termination.

    2) If IBM Global Services' contract with its customer has been terminated for convenience, IBM Global Services may terminate any Statement of Work or Purchase Order by giving you written notice of such termination in accordance with the provisions of this Agreement. In the event such termination by IBM Global Services, IBM Global Services shall pay you, in addition to any other payments that may be required under this Agreement, both compensation in accordance with the payment provisions of the terminated Statement of Work or Purchase Order for all goods and/or Services delivered prior to the date of termination and five per cent (5%) of the remaining contract value from the date of termination."

b) In the event of a default by you, ISSC will provide you written notice thereof. If the default is not remedied within ten days or within the time stated in the notice, ISSC may terminate this Agreement, the Statement Of Work or any portion thereof.

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c)  In the event of any termination of this Agreement or Statement Of Work, you agree to promptly provide ISSC with all Materials, Inventions, Program Products and other items associated with the Statement Of Work and otherwise comply with the terms and conditions of this Agreement and the Statement Of Work with respect to intellectual property rights.

d) The rights and obligations of Sections 3, 4, 5, 6, 8, 9, 10 and 11 shall continue after expiration or termination of this Agreement and shall bind the parties and their legal representatives, successors, heirs, and assigns.

11. Indemnification

a) You shall be liable for damages, expenses, claims, costs and liabilities, including, without limitation, costs of settlement and investigation, court costs and attorneys' fees and disbursements (collectively "Losses") which result from the wrongful or negligent acts or omissions of your employees or of the personnel you provide.

b) You shall indemnity, defend, and hold ISSC harmless from and against any and all Losses arising out of or in connection with bodily injury or death or for damage to real property or to tangible personal property arising out of or in connection with your performance under this Agreement.

c) You shall indemnify, defend, and hold ISSC and its Customer harmless from and against any and all Losses that may result by reason of any infringement or claim of infringement of any intellectual property rights associated with the use of Services, Materials, Inventions or Program Products provided in connection with this Agreement.

12. Limitation of Liability

a) Each party's liability for actual or direct damages from any cause whatsoever arising under this Agreement will be limited for each event to the greater amount of $100,000 or the Statement of Work value.

b) IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOST REVENUE OR SAVINGS) OR INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES, EVEN IF INFORMED OF THEIR POSSIBILITY. The foregoing limitation shall not apply to any obligations you may have under Sections 8 and 11. Any procurement costs associated with your breach of this Agreement or a Statement of Work shall be deemed direct damages.


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13. Applicable Laws

You shall at your own expense comply with all laws and regulations of federal, state, and local government authorities relating to your obligations under this Agreement. including without limitation, the Occupational Safety and Health Act of 1970, Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the Rules and Regulations issued pursuant thereto, all environmental laws, ordinances. codes, rules, regulations, license and permit provisions, guidelines and directives, the Immigration Reform and Control Act of 1986, the Foreign Corrupt Practices Act. and the import and export laws and regulations of the United States Customs Services. the United States Department of Commerce and Department of State, and shall procure all licenses and pay all fees and other expenses required thereby.

14. General

a) Except as expressly provided in this Agreement, Statements of Work or Purchase Orders, you shall be entitled to no further payment, cost reimbursement or other compensation for Services, Materials, Inventions, Program Products or other Deliverables hereunder.

b) You shall not use ISSC's or ISM's trademark, trade name, logo, or other designation for any reason without ISSC's prior written consent.

c) You shall at your own expense, provide and keep in full force and effect during the term of this Agreement at least the following kinds and minimum amounts of insurance covering services you provide in the state(s) in which the work is to be performed:

    1) Worker's Compensation Insurance including employer's liability for the statutory amounts.

    2) Commercial General Liability Insurance with combined single limits of $1,000,000 each occurrence for bodily injury and property damage, including personal and advertising injury with the following extensions of coverage:

         a)   Premises Operations.
         b) Products and Completed Operations, for at least two years following expiration or termination of this Agreement.
         c) Contractual Liability for the liability assumed by you under the Section entitled Indemnification.

         General Liability insurance requirements for sole proprietors operating as ISSC vendors will be satisfied by procuring a Business Owners Policy with a $1.000.000 limit of liability.

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    3)   Comprehensive Automobile Liability Insurance with limits of $250,000 per person/$500,000 per occurrence for personal injury and $200,000 per occurrence for property damage for owned, non-owned, and hired vehicles used by you while performing Services in connection with this Agreement.

         You shall provide ISSC with a Certificate of Insurance upon request, evidencing this insurance and providing that the insurer shall give ISSC at least thirty days prior written notice of material change in or cancellation of such insurance. Such Certificates of Insurance must name ISSC as an additional insured under items 14.c.2 and 14.c.3 above.

d) Nothing in this Agreement shall be construed as prohibiting or restricting ISSC from independently developing or acquiring and marketing materials and/or programs which are competitive with those delivered hereunder.

e) You shall not sell, transfer, assign or subcontract any right or obligation hereunder without the prior written consent of ISSC.

f) You represent that you are under no obligation or restriction, nor will you assume any, which would interfere or present a conflict of interest with the work that you perform under this agreement.

g) You represent that you are incorporated or organized as a partnership under the laws of a state in the United States.

h) ISSC is free to determine the price charged to its Customer for the Services, Materials and Program Products that you provide to ISSC.

i) This Agreement does not obligate ISSC to issue any Statement(s) of Work or Purchase Order(s), nor are you obligated to accept any specific Statement of Work or Purchase Order.

j)  The laws of the State of New York shall govern this Agreement.

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OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN
THE PARTIES RELATING TO THIS SUBJECT.

Accepted by:                              Accepted by:
Integrated Systems Solutions Corporation  OAO Corporation


By_______________________________         By____________________________
    Authorized Signature                       Authorized Signature

_________________________________        _______________________________
Name (Type or Print)                           Name (Type or Print)

_________________________________        _______________________________
Address                                        Address

_________________________________        _______________________________
City, State and Zip Code                       City, State and Zip Code



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